Eaton Corporation
2009 Annual Report on Form 10-K
Item 15(b)
Exhibit 23
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements of Eaton Corporation and in the related Prospectuses of our reports dated February 26, 2010, with respect to the consolidated financial statements of Eaton Corporation, and the effectiveness of internal control over financial reporting of Eaton Corporation, included in this Annual Report (Form 10-K) for the year ended December 31, 2009.

Registration
Number	Description	Filing Date

333-157597	Eaton Corporation — Shareholder Dividend Reinvestment and Direct Share Purchase Plan —1,000,000 Shares — Prospectus	August 20, 2009

333-161002	Eaton Corporation 2009 Stock Plan — Form S-8 Registration Statement — 9,600,000 Shares	August 4, 2009

333-158823	Eaton Incentive Compensation Deferral Plan — Form S-8 Registration Statement — 25,000 Shares	April 27, 2009

333-158822	Eaton Electrical de Puerto Rico Retirement Savings Plan — 90,000 shares	April 27, 2009

333-158821	Eaton Incentive Compensation Deferral Plan II — Form S-8 Registration Statement — 250,000 Shares	April 27, 2009

333-158820	Eaton Savings Plan — Form S-8 Registration Statement — 10,000,000 Shares	April 27, 2009

333-158818	2005 Non-Employee Director Fee Deferral Plan — Form S-8 Registration Statement — 30,000 Shares	April 27, 2009

333-157597	Eaton Corporation — Form S-3 Automatic Shelf Registration Statement	February 27, 2009

333-152763	Eaton Corporation 2008 Stock Plan — Form S-8 Registration Statement — 2,700,000 Shares	August 5, 2008

333-150637	Eaton Personal Investment Plan — 375,000 shares	May 5, 2008

333-150636	Eaton Electrical de Puerto Rico Retirement Savings Plan — 75,000 shares	May 5, 2008

333-147267	Eaton Savings Plan — Form S-8 Registration Statement — 10,000,000 Shares	November 9, 2007

333-136292	Eaton Corporation Incentive Compensation Deferral Plan — Form S-8 Registration Statement — 70,000 Shares	August 4, 2006

333-136291	Eaton Corporation — Shareholder Dividend Reinvestment and Direct Share Purchase Plan —1,000,000 Shares — Prospectus	August 4, 2006

333-125836	Eaton Savings Plan — Form S-8 Registration Statement — 9,000,000 Shares	June 15, 2005

333-124129	Eaton Corporation Incentive Compensation Deferral Plan II — Form S-8 Registration Statement — 400,000 Shares	April 18, 2005

333-124128	Eaton Corporation Deferred Incentive Compensation Plan II — Form S-8 Registration Statement — 750,000 Shares	April 18, 2005

Registration
Number	Description	Filing Date

333-124127	2005 Non-Employee Director Fee Deferral Plan — Form S-8 Registration Statement — 30,000 Shares	April 18, 2005

333-116974	Eaton Corporation Deferred Incentive Compensation Plan — Form S-8 Registration Statement — 750,000 Shares	June 29, 2004

333-116970	Eaton Corporation 2004 Stock Plan — Form S-8 Registration Statement — 7,000,000 Shares	June 29, 2004

333-104367	Eaton Savings Plan — Form S-8 Registration — 5,000,000 Shares	April 8, 2003

333-104366	1996 Non-Employee Director Fee Deferral Plan — Form S-8 Registration Statement — 30,000 Shares	April 8, 2003

333-97365	Eaton Corporation Incentive Compensation Deferral Plan — Form S-8 Registration Statement	July 30, 2002

333-97373	Cutler-Hammer de Puerto Rico Inc. Retirement Savings Plan — Form S-8 Registration Statement	July 30, 2002

333-97371	Eaton Corporation 2002 Stock Plan — Form S-8 Registration Statement	July 30, 2002

333-43876	Eaton Corporation 401(k) Savings Plan — Form S-8 Registration Statement — 500,000 Shares	August 16, 2000

333-35946	Deferred Incentive Compensation Plan — Form S-8 Registration Statement — 375,000 Shares	May 1, 2000

333-86389	Eaton Corporation Executive Strategic Incentive Plan — Form S-8 Registration Statement	September 2, 1999

333-62375	Eaton Corporation 1998 Stock Plan — Form S-8 Registration Statement	August 27, 1998

333-62373	Eaton Holding Limited U.K. Savings — Related Share Option Scheme [1998] – Form S-8 Registration Statement	August 27, 1998

333-23539	Eaton Non-Employee Director Fee Deferral Plan — Form S-8 Registration Statement	March 18, 1997

333-22597	Eaton Incentive Compensation Deferral Plan — Form S-8 Registration Statement	March 13, 1997

333-01365	Eaton Corporation Incentive Compensation Deferral Plan — Form S-3 Registration Statement	March 1, 1996

/s/ Ernst & Young LLP Cleveland, Ohio
February 26, 2010